                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Stephen T. Joyce
                                Glenn D. Lammey
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Stephen T. Joyce                                  Dated as of November 5, 2007
       ----------------------------------------------------
       Stephen T. Joyce
By:    /s/ Glenn D. Lammey                                   Dated as of November 5, 2007
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of November 5, 2007
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of November 5, 2007
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of November 5, 2007
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of November 5, 2007
       ----------------------------------------------------
       David M. Znamierowski


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                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of October 16, 2007
Filed on Form N-4
File Numbers:

033-06952              333-105266
033-17207              333-105270
033-19943              333-119414
033-19944              333-119415
033-19945              333-119417
033-19946              333-119419
033-19947              333-119422
033-19948              333-136543
033-19949              333-136547
033-59541              333-145655
033-73566              333-19605
033-73570              333-35000
033-80738              333-36132
333-101923             333-36136
333-101925             333-36138
333-101927             333-39604
333-101929             333-39612
333-101931             333-40414
333-101932             333-41213
333-101934             333-45301
333-101937             333-50467
333-101938             333-52711
333-101940             333-66343
333-101942             333-66939
333-101944             333-68463
333-101946             333-69439
333-101948             333-69475
333-101950             333-69485
333-101952             333-69489
333-101954             333-69493
333-102625             333-70153
333-104356             333-72042
333-105252             333-91925
333-105253             333-91927
333-105254             333-91929
333-105260